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                                                                    Exhibit 10.2

                                                                       EXECUTION

                      FIRST AMENDMENT TO SECURITY AGREEMENT

        This First Amendment (this "AMENDMENT") to the Security Agreement referenced below is entered into as of December 21, 2004, by American Business Credit, Inc., a Pennsylvania corporation (together with its successors and permitted assigns, the "GRANTOR"), and The Patriot Group, LLC, a Delaware limited liability company (the "SECURED PARTY").

                                R E C I T A L S:

        WHEREAS, the Grantor and the Secured Party are parties to the Security Agreement, dated as of November 15, 2004 (the "SECURITY AGREEMENT"), whereby the Grantor granted the Secured Party a security interest in the Servicing Advances (as defined therein);

        WHEREAS, simultaneously with the execution of this First Amendment to Security Agreement, the Grantor, certain affiliates of the Grantor and the Secured Party are entering into an amendment and restatement of the Repurchase Agreement (such agreement, the "AMENDED AND RESTATED REPURCHASE AGREEMENT"); and

        WHEREAS, the Grantor and the Secured Party have agreed that the Secured Party shall have "control" (as defined in the Uniform Commercial Code) over and be granted by the Grantor a security interest in the deposit account where the Servicing Advances shall be deposited, on the terms and subject to the conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      AMENDMENTS TO SECURITY AGREEMENT

                (a) SECTION 1 OF THE SECURITY AGREEMENT. The following defined terms are hereby added to Section 1 of the Security Agreement in appropriate alphabetical order:

                "SERVICING ADVANCES BLOCKED ACCOUNT" means that certain deposit account maintained at JPMorgan Chase Bank, N.A., Account No. ____________ in the name of "American Business Credit, Inc. Servicer Advance Account, in trust for The Patriot Group, LLC as Secured Party", and subject at all times during the term of this Agreement to the Servicing Advances Control Agreement.

                "SERVICING ADVANCES CONTROL AGREEMENT" means that certain Blocked Account Control Agreement, by and among Grantor, Secured Party and JPMorgan Chase Bank, N.A., dated as of December 21, 2004, with respect to the Servicing Advances Blocked Account.

                (b) SECTION 2(A) OF THE SECURITY AGREEMENT. Section 2(a) of the Security Agreement is hereby amended and restated in its entirety as follows:

                "(a)    GRANT OF SECURITY INTEREST. As collateral security for
(x) the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations and
(y) the payment and performance of all of the

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Grantor's covenants and agreements in this Security Agreement, Grantor hereby assigns, conveys, mortgages, charges, pledges, hypothecates and transfers to Buyer and hereby grants to Buyer a first priority security interest in and to
(i) all of Grantor's right, title and interest in, to and under, whether now owned or hereafter existing: all existing and future rights to reimbursement for servicer advances (including, without limitation, forbearance advances, deferment advances, bankruptcy advances, advances of forced place insurance premiums and property taxes, and advances of legal fees, property/REO preservation expenses, collection expenses, first lien buy-outs, and REO expenses for professional fees, property tax, utilities and maintenance), unearned fees of all types and prepayment fees, late fees, forbearance fees, satisfaction fees, not-sufficient-funds fees and other similar earned fees (such amounts, collectively, the "SERVICING ADVANCES") due, or which become due in the future, to Grantor as servicer of mortgage loans in connection with the securitizations and warehouse lines described in the Operative Documents, and
(ii) the Servicing Advances Blocked Account, any cash balances from time to time credited to the Servicing Advances Blocked Account and any and all proceeds of any thereof (such rights to the Servicing Advances and the Servicing Advances Blocked Account, the "COLLATERAL"). Notwithstanding the foregoing, the Collateral shall not include with respect to each Operative Document (i) the per annum Servicing Fee (as defined in the Operative Document) due to the Grantor and (ii) any income or interest earned on amounts deposited into the Collection Account (as defined in the Operative Document). For the avoidance of doubt, Servicing Advances includes amounts due the Grantor under future securitizations and applies to all mortgage loans serviced by the Grantor for affiliates and third parties."

                (c) SECTION 3(b) OF THE SECURITY AGREEMENT. Section 3(b) of the Security Agreement is hereby amended and restated in its entirety as follows:

                "(b)    EVENT OF DEFAULT. Upon the occurrence of any Event of
Default, in the event of a Margin Deficit, or if the full amount of a Minimum Monthly Paydown is not received by the Secured Party on a required payment date in accordance with the terms of the Amended and Restated Repurchase Agreement, the Buyer may, at its sole discretion and with out limitation, exercise (i) the Grantor's rights to collect Servicing Advances as described in Section 2(a) above and (ii) any other rights it may have with respect to the Servicing Advances and the Servicing Advances Blocked Account under any of the Program Documents and/or the Servicing Advances Control Agreement."

                (d) SECTION 4.16 OF THE SECURITY AGREEMENT. Section 4.16 of the Security Agreement is hereby amended and restated in its entirety as follows:

                "4.16 REMITTANCE OF SERVICING ADVANCES. Grantor has not remitted, and does not remit, any Servicing Advances to the trustees of securitizations and retains, deposits and transfers all of the Servicing Advances in conformity with the representations, warranties and covenants set forth in the Servicing Advances Control Agreement."

                (d) SECTION 5.2 OF THE SECURITY AGREEMENT. Section 5.2 of the Security Agreement is hereby amended and restated in its entirety as follows:

                "5.2    [RESERVED]"

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                (e)     SECTION 5.3 OF THE SECURITY AGREEMENT. Section 5.3 of
the Security Agreement is hereby amended and restated in its entirety as follows:

                "5.3    LIMITATION ON LIENS ON COLLATERAL. Grantor shall not
create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral (other than the Lien created by this Agreement)."

                (f) SECTION 10.5 OF THE SECURITY AGREEMENT. Section 10.5 of the Security Agreement is hereby amended and restated in its entirety as follows:

                "10.5   TERMINATION OF THIS SECURITY AGREEMENT. This Security
Agreement shall terminate upon the indefeasible payment and performance in full of the Secured Obligations. Upon the request of the Grantor following payment and performance in full of the Secured Obligations, the Buyer shall execute such termination documents, deliver such notices and take such other action as the Buyer and the Grantor shall agree is reasonably necessary to terminate the Buyer's security interest in the Collateral, the Servicing Advances Blocked Account and the Servicing Advances Control Agreement. All such documents and notices shall be, in form and substance, satisfactory to the Buyer in all respects. All cost and expense related to preparation and review of such documentation, together with the cost or expense of any other action required by or on behalf of the Buyer, including the reasonable fees and expenses of counsel to the Buyer, shall be paid by the Grantor."

                (g) SCHEDULE 1 OF THE SECURITY AGREEMENT. Schedule 1 of the Security Agreement is hereby amended by adding the following paragraph to the end thereof:

                "Due execution by the Grantor, the Secured Party and JPMorgan Chase Bank, N.A. of the Servicing Advances Control Agreement."

        2. DEFINED TERMS. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Security Agreement.

        3. MODIFICATION OF SECURITY AGREEMENT. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or modification of any other term or condition of the Security Agreement, the other Program Documents or any of the documents referred to therein or executed in connection therewith except as provided in Section 1 hereof or (b) prejudice any right or rights the Secured Party may now have or may have in the future under or in connection with the Security Agreement, the other Program Documents or any documents referred to therein or executed in connection therewith.

        4. CONSTRUCTION. This Amendment is a document executed pursuant to the Security Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. Whenever the Security Agreement is referred to in any of the Program Documents, it shall be deemed to mean the Security Agreement, as modified by this Amendment.

        5. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this

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Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

        6. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 10.8 (Governing
Law) of the Security Agreement, which terms and provisions are incorporated herein by reference.

        7. AMENDMENT NOT A NOVATION. Except as hereby amended, no other term, condition or provision of the Security Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

        8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        9. ACKNOWLEDGMENT AND AGREEMENT. The Grantor hereby acknowledges and agrees that the Secured Obligations include the Seller's obligations to the Buyer under the Amended and Restated Repurchase Agreement.

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        IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this
First Amendment to the Security Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                                          GRANTOR

                                          AMERICAN BUSINESS CREDIT, INC.

                                          By: /s/ Beverly Santilli
                                             -----------------------------------
                                          Name: Beverly Santilli
                                               ---------------------------------
                                          Title: President
                                                --------------------------------


                                          SECURED PARTY

                                          THE PATRIOT GROUP, LLC

                                          By:   /s/ Jonathan T. Kane
                                               ---------------------------------
                                          Name:   Jonathan T. Kane
                                                 -------------------------------
                                          Title:   Senior Vice President
                                                  ------------------------------









                      First Amendment to Security Agreement